UBS	Cmoproj
1:10:17 pm June 22, 2004
MAST0406E 30 year 4.8
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	146,107,161.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0000	06/30/04	30 year	4.94	178.00	250.0PSA	98:26

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	350	500	750	1000
98:10	5.317	5.344	5.371	5.399	5.427	5.455	5.540	5.679	5.810
98:11	5.311	5.337	5.364	5.391	5.418	5.446	5.529	5.664	5.793
98:12	5.305	5.330	5.356	5.383	5.409	5.436	5.517	5.650	5.775
98:13	5.299	5.323	5.349	5.374	5.401	5.427	5.506	5.635	5.757
98:14	5.292	5.317	5.341	5.366	5.392	5.418	5.495	5.620	5.740
98:15	5.286	5.310	5.334	5.358	5.383	5.408	5.483	5.606	5.722
98:16	5.280	5.303	5.326	5.350	5.374	5.399	5.472	5.591	5.704
98:17	5.274	5.296	5.319	5.342	5.366	5.389	5.461	5.577	5.687

98:18	5.268	5.289	5.312	5.334	5.357	5.380	5.449	5.562	5.669
98:19	5.262	5.283	5.304	5.326	5.348	5.371	5.438	5.547	5.651
98:20	5.256	5.276	5.297	5.318	5.340	5.361	5.427	5.533	5.634
98:21	5.249	5.269	5.289	5.310	5.331	5.352	5.415	5.518	5.616
98:22	5.243	5.262	5.282	5.302	5.322	5.343	5.404	5.504	5.599
98:23	5.237	5.256	5.275	5.294	5.314	5.333	5.393	5.489	5.581
98:24	5.231	5.249	5.267	5.286	5.305	5.324	5.381	5.475	5.564
98:25	5.225	5.242	5.260	5.278	5.296	5.315	5.370	5.460	5.546

98:26	5.219	5.235	5.252	5.270	5.288	5.305	5.359	5.446	5.528
98:27	5.213	5.229	5.245	5.262	5.279	5.296	5.347	5.431	5.511
98:28	5.206	5.222	5.238	5.254	5.270	5.287	5.336	5.417	5.493
98:29	5.200	5.215	5.230	5.246	5.262	5.277	5.325	5.402	5.476
98:30	5.194	5.208	5.223	5.238	5.253	5.268	5.314	5.388	5.458
98:31	5.188	5.202	5.216	5.230	5.244	5.259	5.302	5.373	5.441
99:00	5.182	5.195	5.208	5.222	5.236	5.249	5.291	5.359	5.423
99:01	5.176	5.188	5.201	5.214	5.227	5.240	5.280	5.344	5.406

99:02	5.170	5.182	5.194	5.206	5.218	5.231	5.269	5.330	5.388
99:03	5.164	5.175	5.186	5.198	5.210	5.222	5.257	5.316	5.371
99:04	5.158	5.168	5.179	5.190	5.201	5.212	5.246	5.301	5.353
99:05	5.151	5.161	5.172	5.182	5.192	5.203	5.235	5.287	5.336
99:06	5.145	5.155	5.164	5.174	5.184	5.194	5.224	5.272	5.319
99:07	5.139	5.148	5.157	5.166	5.175	5.185	5.212	5.258	5.301
99:08	5.133	5.141	5.150	5.158	5.167	5.175	5.201	5.244	5.284
99:09	5.127	5.135	5.142	5.150	5.158	5.166	5.190	5.229	5.266
Avg Life	6.538	5.852	5.275	4.787	4.372	4.018	3.224	2.431	1.971
Duration	5.139	4.671	4.272	3.929	3.634	3.378	2.789	2.172	1.796
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	4/19	4/19	4/19	4/19	4/19	4/19	4/19	4/19	2/11

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS	Cmoproj
1:10:17 pm June 22, 2004
MAST0406E 30 year 4.8
Fixed Income Research	Ciaran O’Brien obrienci@fiunmr23
cmoproj.623	Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A2	7,689,850.79	0.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	06/30/04	30 year	4.94	178.00	250.0PSA	75:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	100	150	200	250	300	350	500	750	1000
74:16	4.839	5.453	6.090	6.744	7.408	8.078	10.083	13.303	16.334
74:17	4.832	5.444	6.080	6.733	7.397	8.066	10.067	13.282	16.309
74:18	4.824	5.436	6.071	6.723	7.385	8.053	10.052	13.262	16.283
74:19	4.817	5.427	6.061	6.712	7.374	8.040	10.036	13.241	16.258
74:20	4.809	5.419	6.052	6.702	7.362	8.028	10.020	13.220	16.232
74:21	4.802	5.411	6.043	6.691	7.350	8.015	10.004	13.199	16.207
74:22	4.794	5.402	6.033	6.681	7.339	8.002	9.988	13.179	16.182
74:23	4.787	5.394	6.024	6.670	7.327	7.990	9.973	13.158	16.156

74:24	4.780	5.385	6.014	6.660	7.316	7.977	9.957	13.137	16.131
74:25	4.772	5.377	6.005	6.649	7.304	7.965	9.941	13.117	16.106
74:26	4.765	5.369	5.995	6.639	7.293	7.952	9.925	13.096	16.081
74:27	4.758	5.360	5.986	6.628	7.281	7.939	9.910	13.075	16.055
74:28	4.750	5.352	5.977	6.618	7.270	7.927	9.894	13.055	16.030
74:29	4.743	5.343	5.967	6.607	7.258	7.914	9.878	13.034	16.005
74:30	4.735	5.335	5.958	6.597	7.247	7.902	9.863	13.013	15.980
74:31	4.728	5.327	5.948	6.587	7.235	7.889	9.847	12.993	15.954

75:00	4.721	5.318	5.939	6.576	7.224	7.877	9.831	12.972	15.929
75:01	4.713	5.310	5.930	6.566	7.212	7.864	9.816	12.952	15.904
75:02	4.706	5.302	5.920	6.555	7.201	7.852	9.800	12.931	15.879
75:03	4.699	5.293	5.911	6.545	7.189	7.839	9.784	12.911	15.854
75:04	4.691	5.285	5.902	6.534	7.178	7.827	9.769	12.890	15.829
75:05	4.684	5.277	5.892	6.524	7.166	7.814	9.753	12.870	15.804
75:06	4.677	5.268	5.883	6.514	7.155	7.802	9.738	12.849	15.779
75:07	4.669	5.260	5.874	6.503	7.143	7.789	9.722	12.829	15.753

75:08	4.662	5.252	5.864	6.493	7.132	7.777	9.706	12.808	15.728
75:09	4.655	5.243	5.855	6.483	7.121	7.764	9.691	12.788	15.703
75:10	4.647	5.235	5.846	6.472	7.109	7.752	9.675	12.767	15.678
75:11	4.640	5.227	5.836	6.462	7.098	7.739	9.660	12.747	15.653
75:12	4.633	5.219	5.827	6.452	7.086	7.727	9.644	12.727	15.628
75:13	4.626	5.210	5.818	6.441	7.075	7.714	9.629	12.706	15.604
75:14	4.618	5.202	5.808	6.431	7.064	7.702	9.613	12.686	15.579
75:15	4.611	5.194	5.799	6.421	7.052	7.689	9.598	12.665	15.554
Avg Life	6.538	5.852	5.275	4.787	4.372	4.018	3.224	2.431	1.971
Duration	5.669	4.992	4.444	3.997	3.628	3.322	2.661	2.026	1.656
First Pay	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04	7/04
Last Pay	4/19	4/19	4/19	4/19	4/19	4/19	4/19	4/19	2/11

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.